Zazove Convertible Fund, L.P.
Semi-Annual Report
June 30, 1997
Unaudited

Table of Contents
Historical Performance Summary  3
Schedule of Investments  4
Balance Sheet  8
Statement of Operations  9
Statement of Changes in Partners' Capital  10
Statement of Cash Flows  11
Notes to Financial Statements  12

Zazove Convertible Fund, L.P.
Historical Performance Summary

Description:
The Semi-Annual Report includes a chart and graph that detail the Performance of the Fund since inception. The Chart compares the Fund's cumulative performance to the cumulative performance of the S&P 500 Stock Index and the Lehman Int. Govt/Corp Bond Index for the six months, one year, three year and five year periods ended June 30, 1997 and for the period since inception (9/30/90) to June 30,1997. These results are as follows: Fund - six month
Return 9.92%; one year return 21.55%; three year return 69.05%; five year return 132.18%; since September 30, 1990 275.77%. S & P 500
Stock Index,including the reinvestment of dividends: six month return 20.61%; one year return 34.71%; three year return 113.94%; five year return 146.52%; since September 30, 1990 248.16%. The Lehman Int. Gov/Corp Bond Index: six month return 2.83%; one year return 7.23%; three year return 24.25%; five year return 36.94%; since September 30, 1990 68.33%.

The Chart also details the average annualized returns for the Fund, the S&P 500 Stock Index and the Lehman Int. Govt/Corp Bond Index for the three year and five year periods ended June 30, 1997 and for the period beginning September 30, 1990 and ending June 30, 1997. These results are as follows: Fund - three year average annualized return 19.13%; five year average annualized return 18.35%; average annualized return since September 30, 1990 21.67%. S&P 500 Stock Index - three year average annualized return 28.85%; five year average annualized return 19.78%; average annualized return since September 30, 1990 20.30%. The Lehman Int. Govt/Corp Bond Index - three year average annualized return 7.51%; five year average annualized return 6.49%; average annualized return since September 30, 1990 8.02%.

The Graph details the growth of a $100,000 investment in the Fund for the period beginning September 30, 1996 and ending June 30, 1997 ($375,774). The Graph also details the performance of the S&P 500 Stock Index ($248,159) and the Lehman Int. Govt/Corp Bond Index ($168,331) during this period. The vertical axis reflects the cumulative dollar value of the investment and the horizontal axis reflects the date.

The following disclosure is presenting at the bottom of the page that includes the Historical Performance Summary:

Returns for the Fund are after all fees and expenses. The S&P 500 Stock Index includes the reinvestment of dividends. The Lehman Intermediate Government/Corporate Bond Index includes the reinvestment of interest. Past results are not a guarantee of future performance.



Zazove Convertible Fund, L.P.
Schedule of Investments
As of June 30, 1997
(Unaudited)

CONVERTIBLE BONDS - 76.16%              Principal      Market Value
                                      Amount (000's)

Aames Financial Corp.                    900,000         983,250.00
5.500% Due 03-15-06
American Residential Services t          700,000         780,500.00
7.250% Due 04-15-04
Argosy Gaming Co.                        850,000         643,875.00
12.000% Due 06-01-01
Atlantic Coast Airlines, Inc. t          750,000         787,500.00
7.000% Due 07-01-04
BankAtlantic Bancorp Inc.                500,000         731,250.00
6.750% Due 07-01-06
Boston Chicken Inc. *                    400,000          87,500.00
0.000% Due 06-01-15
Boston Chicken Inc.                      950,000         851,437.50
7.750% Due 05-01-04
Boston Chicken, Inc.                     800,000         603,000.00
4.500% Due 02-01-04
Capstone Capital Corp.                   1,200,000     1,176,000.00
6.550% Due 03-14-02
Chock Full O' Nuts                       120,000         121,200.00
7.000% Due 04-01-12
Cityscape Financial Group t              950,000         847,875.00
6.000% Due 05-01-06
Complete Management Inc.                 1,130,000     1,220,400.00
8.000% Due 08-15-03
Converse Inc.                            700,000        796,250.00
7.000% Due 06-01-04
Diagnostic/Retrieval Systems             650,000        853,125.00
9.000% Due 10-01-03
Einstein/Noah Bagel Corp. t              1,550,000     1,338,812.50
7.250% Due 06-01-04
Emerson Radio                            2,670,000     1,228,200.00
8.500% Due 08-15-02
FPA Medical Management                   720,000        831,600.00
6.500% Due 12-15-01
Gilat Satellite Networks t               600,000        607,500.00
6.500% Due 06-03-04
Heartport Inc. t                         900,000        843,750.00
7.250% Due 05-01-04
Huaneng Power International PLC          500,000        516,250.00
1.750% Due 05-21-04
Hybridon Inc. t                          500,000        500,000.00
9.000% Due 04-01-04
ICN Pharmaceuticals                      500,000        667,500.00
8.500% Due 11-15-99
Intevac Inc. t                           500,000        427,500.00
6.500% Due 03-01-04
Inversiones y Representaciones S.A.  t   200,000        231,000.00
4.500% Due 08-02-03
Lernout & Hauspie Speech Products  t     800,000      1,088,000.00
8.000% Due 11-15-01
North American Vaccine  t                500,000        456,250.00
6.500% Due 05-01-03
Occusystems Inc.  t                      700,000        835,625.00
6.000% Due 12-15-01
Offshore Logostics  t                    850,000        913,750.00
6.000% Due 12-15-03
Personnel Group t                        1,000,000    1,073,750.00
5.750% Due 07-01-04
Phoenix Shannon  9.500%  t  x            1,300,000      650,000.00
9.500% Due 11-01-00
Plasma & Materials Tech  t               450,000       319,500.00
7.125% Due 10-15-01
Reno Air                                 750,000       810,000.00
9.000% Due 09-30-02
Staples Inc. t                           700,000       843,500.00
4.500% Due 10-01-00
Tele Communications Intl                 870,000      689,475.00
4.500% Due 02-15-06
Tenet Healthcare Corp.                   500,000      631,250.00
6.000% Due 12-01-05
U.S. Diagnostic Labs Incorporated        1,315,000   1,334,725.00
9.000% Due 03-31-03
Uromed Corp.  t                          800,000      465,000.00
6.000% Due 10-15-03
Westbridge Capital Corp.                 600,000      645,000.00
7.500% Due 05-01-04

Total convertible bonds (cost--$28,640,529.25)      28,431,100.00

CONVERTIBLE PREFERRED - 20.76%           Shares      Market Value

Alliance Gaming Corp.PIK 11.50%          10,149     766,249.50
Banco Comerc Portugues $4.000            12,000     822,000.00
General Datacomm Industry  $2.25 t       25,000     515,625.00
Globalstar Telecom $3.25                 10,000     577,500.00
Lab Corp of America (Class B) PIK $4.250 32,700   1,896,600.00
Network Imaging $2.00                    53,000     539,937.50
Noram Financing $3.125                   24,300   1,544,690.25
Phoenix Duff & Phelps (Class A) $1.500    8,000     219,000.00
Walbro Capital Trust $2.00                6,000     172,875.00
Walden Residential Prop (Class B) $2.29  24,000     696,000.00

Total preferred stocks (cost--$7,253,059.21)      $7,750,477.25

Other Securities - 6.81%                 Amount     Market Value
Alliance Capital Management, L.P.        25,000     731,250.00
Oppenheimer Capital L.P.                 25,000     984,375.00
Sunsource LP (Class B)                   39,000     187,707.00
Audiovox (3/15/01, 7.125 Strike)         16,800     39,900.00
Viacom Class E Warrants                 504,300     599,108.40

Total other securities (cost--$2,789,201.53)       2,542,340.40

SHORT STOCK - (.83)%                     Shares     Market Value
Globalstar Telecommunication            (10,220)    (311,710.00)

Total short stock (cost--($271,667.40))             $(311,710.00)

Other assets less liabilities - (2.89%)            (1,079,320.12)

PARTNERS' CAPITAL - - 100%                          37,332,887.53

*  Non-income producing.
t These securities are subject to contractual or legal restrictions on there resale. As of June 30, 1997, the value of these securities as a percentage of investment assets was 33.60%.
x This bond is in default. The November 1, 1996 and subsequent interest payments have not been paid.

Percentages are taken as a percent of Partners' Capital as of June 30, 1997.

The accompanying notes to financial statements are an integral part of this statement.

ZAZOVE CONVERTIBLE FUND, L.P.
Balance Sheet
As of June 30, 1997
(Unaudited)

ASSETS:
Cash and cash equivalents                $974.60
Investments, at market value -
   cost $38,682,789.99                  38,723,917.65
Receivables -
  Dividends                                  1,170.00
  Securities sold, not settled           1,026,250.00
  Interest                                 425,643.77
Total Receivables                        1,453,063.77
Capital Expenditures                        11,422.65
Total Assets                            40,189,378.67

LIABILITIES & PARTNERS' CAPITAL:
Liabilities -
  Securites purchased, not settled        2,274,279.25
  Securities sold short - cost $(271,667)   311,710.00
  Margin account due to brokers             246,121.61
  Accounting Payable                         10,000.00
  Margin interest payable                     5,956.42
  Payable for custody of assets               6,699.27
  Dividend expense payable
  Misc. Payable
  Payable to Adviser                          1,724.59
Total liabilities                         2,856,491.14

Partners' Capital                        37,332,887.53
Total Liabilities and Partners' Capital  40,189,378.67

The accompanying notes to financial statements are an integral part of this statement.


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Operations
For the six months ended June 30, 1997
(Unaudited)


INVESTMENT INCOME
  Dividends                              370,441.86
  Interest                               844,848.09
  Other                                      315.56
 TOTAL INVESTMENT INCOME                1,215,605.51


EXPENSES:
  Management fee                         319,719.94
  Margin Interest                         90,849.25
  Custodian fees                           9,626.56
  Director fees                            3,000.00
  Organizational expense                   3,607.14
  Accounting and legal expense            10,000.00
  Other expense                            1,589.06
  Dividend expense on short positions         26.07
 TOTAL EXPENSE                             438,418.02
 NET INVESTMENT INCOME                     777,187.49

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS:
    Net realized gain on investments        4,881,030.84
    Net change in unrealized appreciation
    or depreciation of investments           (2,306,031.93)
 NET GAIN ON INVESTMENTS                        2,574,998.91

NET INCREASE IN PARTNERS' CAPITAL
  RESULTING FROM OPERATIONS                   3,352,186.40

The accompanying notes to financial statements are an integral part of this statement.


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Changes in Partners' Capital
For the six months ended June 30, 1997
(Unaudited)


OPERATIONS:
Net investment income                       777,187
Net realized gain on investments          4,881,030
Net change in unrealized appreciation/
  depreciation of investments             (2,306,031)

Net increase in partners' capital
  resulting from operations                3,352,186

PARTNERS' CAPITAL TRANSACTIONS:
Contributions                               1,841,986
Withdrawals                               (2,635,956)
Net Contributions                           (793,969)

Net increase in partners' capital           2,558,216


PARTNERS' CAPITAL
Beginning of period                         34,774,671
End of period                               37,332,887

The accompanying notes to financial statements are an integral part Of this statement.


ZAZOVE CONVERTIBLE FUND, L.P.
Statement of Cash Flows
For the six months ended June 30, 1997
(Unaudited)

Cash Flows from Operating Activities:
  Net increase in partner's capital from
  Operations                                       3,352,186
  Adjustments to reconcile net increase in
  partner's capital from operations to cash
  used in operations -
      Net change in unrealized gains/losses         2,306,031
      Net realized gain on investment              (4,881,030)
      Increase in dividends receivable                 (1,170)
      Increase in interest receivable                (81,543)
      Decrease in organizational expenditures          3,607
      Decrease in accounting payable                (10,000)
      Increase in margin interest payable                 274
      Increase in payable for custody of as            5,273
      Decrease in dividend expense payable            (5,817)
      Decrease in miscellaneous payable             (35,234)
      Decrease in payable to advisor                  (1,875)

      Cash received from -
          Sale of securities                  62,284,314
          Securities sold short                 3,427,036
          Securities sold in prior period,         966,744
      Cash paid to-
          Purchase securities                (58,933,585)
          Cover short sales                    (4,618,779)
          Securities bought in prior period    (2,278,568)
  Net cash used in operations                   1,497,863

Cash Flows from Financing Activities:
  Partner's contributions                       1,841,986
  Partner's withdrawals                        (2,635,956)
  Decrease in margin account due to brokers       (744,551)
  Net cash provided by financing               (1,538,521)

  Net decrease in cash and cash equivalents         (40,658)

Cash and Cash Equivalents, beginning of period         41,633
Cash and Cash Equivalents, end of period                974

The accompanying notes to financial statements are an integral part of this statement.


Zazove Convertible Fund, L.P.
Notes to Financial Statements
For the Period Ended June 30, 1997
(Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES:

Zazove Convertible Fund L.P., a Delaware limited partnership, (the "Partnership") is registered under the Investment Company Act of l940 as a non-diversified management investment company that operates as a closed-end interval fund. The investment objective of the Partnership is to maximize long term appreciation and to preserve capital primarily through investments in convertible debt and equity securities. Zazove Associates, LLC, is the Partnership's Investment Advisor.

The following is a summary of significant accounting policies:

Security Valuations
Securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Securities traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day. If the market for a security exists predominantly through a limited number of market makers, the security is valued by attaining an independent bid and offer by at least two market makers in the security and valuing the security at the mid-point of the quote that, under the circumstances and in the good faith judgment of the Managing General Partner, represents the fair value of the security. Securities for which market quotations are not available are valued at a fair value as determined in good faith by the Managing General Partner.

Cash and Cash Equivalents
For purposes of the statement of cash flows, cash and cash equivalents include cash and money market investments. Total interest payments made during the first six months of 1997 were $90,849.25

Organizational Costs
Costs incurred by the Partnership in connection with its organization and registration were $36,000. These costs are being charged ratably against income over 60 months from commencement of operations by the Partnership.

Other Policies
The accounts of the Partnership are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	GENERAL PARTNERS:

The Partnership's business and affairs are managed by its General
Partners, which consist of the Managing General Partner and five
Director General Partners.

Managing General Partner
The Zazove Convertible Management Limited Partnership, an Illinois limited partnership that is an affiliate of the Investment Advisor and is controlled by Gene T. Pretti, is responsible for the supervision of the business and affairs of the Partnership.
Except for certain actions requiring the approval of the Partners or the Director General Partners, the Managing General Partner has the power and authority to take all actions that it deems necessary and appropriate to pursue the Partnership's objective.

Director General Partners
Gene T. Pretti, Andrew J. Goodwin, III, Steven M. Kleiman, Jack L. Hansen and Peter A. Lechman are the Partnership's Director General Partners. The Managing General Partner must receive the approval of the Director General Partners before taking any action on certain major decisions (e.g., retaining the Partnership's investment adviser and independent public accountant). Each of the three Director General Partners who are not affiliated with the Investment Advisor received $1,000 for their service to the Partnership during the first six months of 1997.

3.	CONTRIBUTIONS AND WITHDRAWALS:

Capital contributions may be accepted as of the first business day of each month upon approval of the Managing General Partner. All subscription funds received after the first business day of the month will be added to the general funds of the Partnership at the beginning of the following month.

Quarterly Repurchase Policy
On a quarterly basis, the Partnership offers to repurchase no less than 5% and no more than 25% of the Partnership's outstanding Units at the then net asset value per Unit. Notice of the terms and conditions of each quarterly repurchase offer are sent to the Partners in advance of the offer.

In the case of the termination of the Partnership, distributions to the Partners will be made in proportion to their respective
Unit ownership after the payment of all Partnership creditors.

4.	MANAGEMENT ARRANGEMENTS:

For the first six months of 1997, Zazove Associates, LLC, the Partnership's Investment Adviser, received a monthly management fee from the Partnership equal to .166% (2% annualized rate) of the net asset value of the Partnership as of the opening of business on the first business day of each month. The management fee is reduced to .125% (1.5% annualized rate) for the Partnership's net asset value in excess of $25,000,000.

5.	EXPENSES:

The Partnership bears all of the costs and expenses of its operations, including the compensation of the Investment Adviser, reimbursement of costs paid on its behalf by the Managing General Partner, fees for professional services, fees and reimbursements paid to Director General Partners, custodial fees, brokerage and other costs of portfolio transactions, the cost of regulatory compliance, the costs associated with maintaining the Partnership's legal existence and the costs involved with communicating with Limited Partners.

6.	INCOME TAXES:

No provision for federal income tax has been made because net income of the Partnership is not taxable as such for federal income tax purposes but is included in the income tax returns of the individual partners.

7.	INVESTMENT TRANSACTIONS:

For the six months ended June 30, 1997 and the year ended December 31, 1996, purchases of investment securities (excluding short-term securities) were $63,552,365 and $96,297,367, respectively, and proceeds from sales of investment securities were $65,711,350 and $91,874,570, respectively. For federal income tax purposes, at June 30, 1997, the gross unrealized appreciation on investments was approximately $1,085.06, and the gross unrealized appreciation was approximately $3,804,041. The cost of investments for federal income tax purposes was approximately $38,411,123 at June 30, 1997.

8.	OFF-BALANCE-SHEET RISK AND CONCENTRATIONS OF CREDIT RISK:

The Partnership may engage in the short sale of securities. Securities sold short, not yet purchased, represent obligations of the Partnership that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. At June 30, 1997, the market value of the common stock sold short was $311,710. These short positions are hedged positions and, as a result, any increase in the Partnership's obligation related to these short positions will generally be offset by gains in the related long convertible position.

At June 30, 1997, the three largest industry concentrations were as follows (as a percentage of investment securities at market value):

Financial Services
10.2%
Medical Management Services
7.8%
Restaurants
7.8%

Since the Partnership does not clear its own investment transactions, it has established an account with a brokerage firm for this purpose. The resulting concentration of credit risk is mitigated by the broker's obligation to comply with the rules and regulations of the Securities and Exchange Act of 1934. At June 30, 1997, the Partnership owed the brokerage firm $246,121.61 for securities purchased on margin. The Partnership held cash and cash equivalents of $975 and had a receivable of $1,026,250, which could be used to effectively offset this margin balance. The Partnership pays interest on any margin balance which is calculated as the daily margin account balance times the broker's margin interest rate.

9.	FINANCIAL HIGHLIGHTS:

Per Unit Operating Performance for the six months ended
June 30, 1997:


Net asset value per unit, beginning of period:     $14.09
Net investment income                                $.32
Net gain on securities (realized and unrealized)    $1.08
Net asset value per unit, end of period            $15.49
Total Investment Return (after all expenses)         9.94%

Ratios/Supplemental Data

Partners' capital, end of period               $37,332,888
Ratio of expenses (excludes margin interest)
to average partners' capital                       .99%
Ratio of net investment income
to average partners' capital                      2.23%
Portfolio turnover rate                            169%
Average commission rate paid per share             $.04